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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2005
                                                          --------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-16383              95-4352386
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

               717 Texas Avenue
                  Suite 3100
                Houston, Texas                                      77002
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events

On April 25, 2005, Cheniere Energy, Inc. (the "Company") issued a press release reporting that April 25, 2005 is the ex-dividend date for the two-for-one stock split of its common shares. Beginning April 25, 2005, trading activity in the Company's securities will reflect post stock-split prices and the number of outstanding shares of the Company's common stock will increase from approximately 26,757,000 to approximately 53,514,000. The full text of the press release is set forth on Exhibit 99.1 attached hereto and incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits

c) Exhibits

 Exhibit Number                              Description
 --------------                              -----------
      99.1         Press Release, dated April 25, 2005 (filed herewith)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHENIERE ENERGY, INC.


         Date:  April 25, 2005    By:      /s/ Zurab S. Kobiashvili
                                           -------------------------------------
                                           Name:    Zurab S. Kobiashvili
                                           Title:   Senior Vice President and
                                                    General Counsel

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                                  EXHIBIT INDEX

  Exhibit Number                             Description
  --------------                             -----------
       99.1        Press Release, dated April 25, 2005 (filed herewith)